UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: December 15, 2006
(Date of earliest event reported)
FORD MOTOR CREDIT COMPANY
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-6368 (Commission File Number)	38-1612444 (IRS Employer Identification No.)

One American Road, Dearborn, Michigan (Address of principal executive offices)	48126 (Zip Code)
Registrant’s telephone number, including area code 313-322-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
EXHIBITS
SIGNATURE
EXHIBIT INDEX
Ford Motor Company's Current Report dated December 15, 2006

Item 8.01. Other Events.
Ford Motor Company’s Current Report on Form 8-K dated December 15, 2006 concerning the Credit Agreement dated as of December 15, 2006 entered into among Ford Motor Company, the subsidiary borrowers from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto, Citibank, N. A. and Goldman Sachs Credit Partners, L.P., as syndication agents, JPMorgan Chase Bank, N.A., as administrative agent and the other agents party thereto, filed as Exhibit 99 to this report, is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
EXHIBITS

Designation	Description	Method of Filing
Exhibit 99	Ford Motor Company’s Current Report on Form 8-K dated December 15, 2006	Filed with this Report
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY
(Registrant)
Date: December 15, 2006	By:	/s/ C. M. MacGillivray
C. M. MacGillivray
Assistant Secretary

EXHIBIT INDEX

Designation	Description
Exhibit 99	Ford Motor Company’s Current Report on Form 8-K dated December 15, 2006